Exhibit 99.1
EARNINGS RELEASE
By:    Expeditors International of Washington, Inc.
1015 Third Avenue, Suite 1200
Seattle, Washington 98104

CONTACTS:    R. Jordan Gates                    Bradley S. Powell
President and Chief Operating Officer        Chief Financial Officer
(206) 674-3427     (206) 674-3412
FOR IMMEDIATE RELEASE
_____________________________________________________________________________________________
EXPEDITORS REPORTS RECORD SECOND QUARTER 2011 EPS OF $.44 PER SHARE 1

SEATTLE, WASHINGTON - August 2, 2011, Expeditors International of Washington, Inc. (NASDAQ:EXPD) today announced record net earnings attributable to shareholders of $95,000,000 for the second quarter of 2011, as compared with $90,318,000 for the same quarter of 2010, an increase of 5%. Net revenues for the second quarter of 2011 increased 13% to $472,561,000 as compared with $418,858,000 reported for the second quarter of 2010. Total revenues and operating income were $1,581,368,000 and $152,275,000 in 2011, as compared with $1,516,770,000 and $138,496,000 for the same quarter of 2010, increases of 4% and 10%, respectively. Diluted net earnings attributable to shareholders per share for the second quarter were $.44, as compared with $.42 for the same quarter in 2010, an increase of 5%.

For the six months ended June 30, 2011, net earnings attributable to shareholders was $186,232,000, as compared with $151,565,000 in 2010, an increase of 23%. Net revenues for the six months increased to $926,476,000 from $780,681,000 for 2010, up 19%. Total revenues and operating income for the six months were $3,042,216,000 and $299,505,000 in 2011, as compared with $2,717,879,000 and $239,037,000 for the same period in 2010, increases of 12% and 25%, respectively. Diluted net earnings attributable to shareholders per share for the first two quarters of 2011 were $.86, as compared with $.70 for the same period of 2010, an increase of 23%.

“We knew that the 2011 second quarter would be challenging, at least from a 'last year's triumph is this year's hurdle' perspective. Despite this 'hurdle', our 2011 second quarter operating income growth shows that we executed well, particularly given all the factors currently in play,” said Peter J. Rose, Chairman and Chief Executive Officer. “We didn't have some of the non-operating windfalls that benefited the 2010 second quarter, but these sound operating results reflect the solid execution in very dynamic ocean and airfreight markets and even in the more staid customs brokerage arena that has become our hallmark. Significantly, operating income as a percentage of net revenue remained above 32% for the fifth consecutive quarter. We may not be able to control the direction of the wind in the overall market, but we think we've demonstrated over time that our ability to safely navigate the churning oceans is all in how we set our sails,” Rose went on to say.

“Even with the global economic and political storms swirling around us, we must ultimately accept that we are 'the captains of our own destiny.' Being Resolute is one of our key cultural attributes and it has served us well in the past 30 years as we've endured a myriad of challenges. Being Resolute means we choose the path that adds long-term value to Expeditors, in tough times or in good times," Rose continued. "We will focus on attracting and retaining the best and brightest people, without whose dedicated efforts we wouldn't be where we are. We're grateful for their contributions and express that gratitude by investing in them and in their careers. The efficiencies gained from investments in our information technology systems and productivity initiatives continues to pay off for us, and we'll continue those as well. Putting our people and their productivity first allows us to better serve our customers' needs. The exciting thing about our business model is that we can't add value to Expeditors without adding value to our customers' supply chain. That's the way we create satisfied customers and that's the way we grow market share,” Rose concluded.

Expeditors is a global logistics company headquartered in Seattle, Washington. The company employs trained professionals in 185 full-service offices, 64 satellite locations and 2 international service centers located on six continents linked into a seamless worldwide network through an integrated information management system. Services include air and ocean freight forwarding, vendor consolidation, customs clearance, marine insurance, distribution and other value added international logistics services.

________________________
1 Diluted earnings attributable to shareholders per share.
NOTE: See Disclaimer on Forward-Looking Statements on the following page of this release.

Expeditors International of Washington, Inc.
2nd Quarter 2011 Earnings Release, August 2, 2011

Financial Highlights for the Three and Six months ended June 30, 2011 and 2010 (Unaudited)
(in 000's of US dollars except share data)

	Three months ended June 30,			Six months ended June 30,
	2011	2010	% Increase	2011	2010	% Increase
Revenues	$1,581,368	$1,516,770	4%	$3,042,216	$2,717,879	12%
Net revenues	$472,561	$418,858	13%	$926,476	$780,681	19%
Operating income	$152,275	$138,496	10%	$299,505	$239,037	25%
Net earnings attributable to shareholders	$95,000	$90,318	5%	$186,232	$151,565	23%
Diluted earnings attributable to shareholders	$.44	$.42	5%	$.86	$.70	23%
Basic earnings attributable to shareholders	$.45	$.43	5%	$.88	$.71	24%
Diluted weighted average shares outstanding	215,659,043	216,460,977		215,780,230	216,576,596
Basic weighted average shares outstanding	212,136,164	212,332,375		212,112,643	212,262,928

	Employee headcount as of June 30,
	2011	2010
North America	4,528	4,227
Asia Pacific	4,053	3,753
Europe and Africa	2,168	1,975
Middle East	1,222	1,109
South America	625	583
Information Systems	551	569
Corporate	212	190
Total	13,359	12,406

	Year-over-year percentage increase (decrease) in:
	Airfreight kilos	Ocean freight FEU
2011
April	8%	6%
May	(6)%	1%
June	(5)%	(7)%
Quarter	(1)%	—%

During the second quarter of 2011, the Company opened one full-service office in Chengdu, People's Republic of China (formerly a satellite of Chongqing, People's Republic of China).

Investors may submit written questions via e-mail to: investor@expeditors.com or by fax to: (206) 674-3459. Questions received by the end of business on August 5, 2011 will be considered in management's 8-K “Responses to Selected Questions” expected to be filed on or about August 19, 2011.

Disclaimer on Forward-Looking Statements:
Certain portions of this release contain forward-looking statements which are based on certain assumptions and expectations of future events that are subject to risks and uncertainties, including comments on future ability to improve productivity and operating income, ability to grow market share, global economic and political uncertainty, ability to attract and retain the best and brightest people, ability to gain efficiencies from investments in information technology, and our ability to help customers navigate through dynamic ocean and airfreight markets. Actual future results and trends may differ materially from historical results or those projected in any forward-looking statements depending on a variety of factors including, but not limited to, our ability to maintain consistent and stable operating results, future success of our business model, ability to perpetuate profits, changes in customer demand for Expeditors’ services caused by a general economic slow-down, customers’ inventory build-up, decreased consumer confidence, volatility in equity markets, energy prices, political changes, regulatory actions or changes or the unpredictable acts of competitors and other risks, risk factors and uncertainties detailed in our Annual Report filed with the Securities and Exchange Commission.

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
AND SUBSIDIARIES
Condensed Consolidated Balance Sheets
(In thousands, except share data)
(Unaudited)

	June 30, 2011	December 31, 2010
Assets
Current Assets:
Cash and cash equivalents	$1,225,830	$1,084,465
Short-term investments	1,071	524
Accounts receivable, net	1,028,015	1,003,884
Deferred Federal and state income taxes	9,469	8,706
Other current assets	48,657	42,776
Total current assets	2,313,042	2,140,355
Property and equipment, net	523,400	498,648
Goodwill, net	7,927	7,927
Other intangibles, net	3,159	3,716
Other assets, net	30,476	28,533
	$2,878,004	$2,679,179
Liabilities and Equity
Current Liabilities:
Accounts payable	688,854	652,161
Accrued expenses, primarily salaries and related costs	196,813	177,869
Federal, state and foreign income taxes	35,858	31,948
Total current liabilities	921,525	861,978
Deferred Federal and state income taxes	77,329	69,047
Commitments and contingencies
Shareholders’ Equity:
Preferred stock; none issued	—	—
Common stock, par value $.01 per share. Issued and outstanding 211,992,082 shares at June 30, 2011 and 212,047,774 shares at December 31, 2010	2,120	2,120
Additional paid-in capital	2,698	13,412
Retained earnings	1,844,771	1,717,249
Accumulated other comprehensive income	22,459	8,125
Total shareholders’ equity	1,872,048	1,740,906
Noncontrolling interest	7,102	7,248
Total equity	1,879,150	1,748,154
	$2,878,004	$2,679,179

2-August-2011                Expeditors International of Washington, Inc.                    Page 3 of 6

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
AND SUBSIDIARIES
Condensed Consolidated Statements of Earnings
(In thousands, except share data)
(Unaudited)

	Three months ended		Six months ended
	June 30,		June 30,
	2011	2010	2011	2010
Revenues:
Airfreight services	$749,861	$732,881	$1,450,784	$1,292,264
Ocean freight and ocean services	486,831	493,613	926,972	874,857
Customs brokerage and other services	344,676	290,276	664,460	550,758
Total revenues	1,581,368	1,516,770	3,042,216	2,717,879
Operating Expenses:
Airfreight consolidation	576,280	571,023	1,100,916	998,365
Ocean freight consolidation	377,805	400,729	717,354	701,819
Customs brokerage and other services	154,722	126,160	297,470	237,014
Salaries and related costs	249,114	221,105	486,929	420,953
Rent and occupancy costs	21,354	18,699	42,735	37,926
Depreciation and amortization	9,257	9,110	18,431	18,505
Selling and promotion	10,022	7,550	19,185	14,585
Other	30,539	23,898	59,691	49,675
Total operating expenses	1,429,093	1,378,274	2,742,711	2,478,842
Operating income	152,275	138,496	299,505	239,037

Interest income	2,312	1,484	4,632	3,259
Interest expense	(229)	(151)	(443)	(238)
Other, net	857	10,288	1,974	10,897
Other income, net	2,940	11,621	6,163	13,918
Earnings before income taxes	155,215	150,117	305,668	252,955
Income tax expense	60,195	59,708	119,441	101,236
Net earnings	95,020	90,409	186,227	151,719
Less: net earnings (losses) attributable to the noncontrolling interest	20	91	(5)	154
Net earnings attributable to shareholders	$95,000	$90,318	$186,232	$151,565
Diluted earnings attributable to shareholders per share	$.44	$.42	$.86	$.70
Basic earnings attributable to shareholders per share	$.45	$.43	$.88	$.71
Dividends declared and paid per common share	$.25	$.20	$.25	$.20
Weighted average diluted shares outstanding	215,659,043	216,460,977	215,780,230	216,576,596
Weighted average basic shares outstanding	212,136,164	212,332,375	212,112,643	212,262,928

2-August-2011                Expeditors International of Washington, Inc.                    Page 4 of 6

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
AND SUBSIDIARIES
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three months ended		Six months ended
	June 30,		June 30,
	2011	2010	2011	2010
Operating Activities:
Net earnings	$95,020	$90,409	$186,227	$151,719
Adjustments to reconcile net earnings to net cash provided by operating activities:
Provision for losses on accounts receivable	(63)	(618)	1,790	1,825
Deferred income tax expense (benefit)	1,601	10,814	(335)	3,086
Excess tax benefits from stock plans	(2,285)	(4,107)	(4,531)	(8,119)
Stock compensation expense	10,236	11,003	20,708	22,201
Depreciation and amortization	9,257	9,110	18,431	18,505
Gain on sale of assets	(21)	(109)	(51)	(404)
Other	311	367	618	845
Changes in operating assets and liabilities:
Increase in accounts receivable	(14,173)	(219,602)	(7,490)	(232,567)
Decrease in other current assets	3,896	2,947	2,481	1,136
Increase in accounts payable and accrued expenses	7,943	121,941	38,130	165,110
(Decrease) increase in income taxes payable, net	(33,665)	(1,609)	(88)	24,332
Net cash provided by operating activities	78,057	20,546	255,890	147,669
Investing Activities:
(Increase) decrease in short-term investments	(449)	6	(538)	(30)
Purchase of property and equipment	(17,110)	(8,118)	(38,235)	(15,700)
Proceeds from sale of property and equipment	42	111	85	170
Other	(64)	(707)	(1,506)	(895)
Net cash used in investing activities	(17,581)	(8,708)	(40,194)	(16,455)
Financing Activities:
Proceeds from issuance of common stock	15,821	11,020	23,625	23,240
Repurchases of common stock	(45,690)	(53,649)	(65,274)	(71,668)
Excess tax benefits from stock plans	2,285	4,107	4,531	8,119
Dividends paid	(53,014)	(42,397)	(53,014)	(42,397)
Net cash used in financing activities	(80,598)	(80,919)	(90,132)	(82,706)
Effect of exchange rate changes on cash and cash equivalents	7,481	(12,267)	15,801	(14,137)
(Decrease) increase in cash and cash equivalents	(12,641)	(81,348)	141,365	34,371
Cash and cash equivalents at beginning of period	1,238,471	1,041,648	1,084,465	925,929
Cash and cash equivalents at end of period	$1,225,830	$960,300	$1,225,830	$960,300
Interest and taxes paid:
Interest	$13	$35	$17	$44
Income taxes	91,035	56,846	117,311	76,842

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EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
AND SUBSIDIARIES
Business Segment Information
(In thousands) (Unaudited)

	UNITED STATES	OTHER NORTH AMERICA	LATIN AMERICA	ASIA PACIFIC	EUROPE and AFRICA	MIDDLE EAST and INDIA	ELIMI- NATIONS	CONSOLI- DATED
Three months ended June 30, 2011:
Revenues from unaffiliated customers	$390,806	47,816	21,136	816,350	229,724	75,536	—	1,581,368
Transfers between geographic areas	25,973	2,783	5,220	10,170	11,355	4,500	(60,001)	—
Total revenues	$416,779	50,599	26,356	826,520	241,079	80,036	(60,001)	1,581,368
Net revenues	$181,603	21,581	15,157	150,616	78,828	24,776	—	472,561
Operating income	$57,752	5,761	4,486	61,542	16,877	5,857	—	152,275
Identifiable assets	$1,411,881	91,678	58,396	678,668	479,852	155,503	2,026	2,878,004
Capital expenditures	$3,350	448	144	4,622	7,881	665	—	17,110
Depreciation and amortization	$4,926	277	264	1,847	1,416	527	—	9,257
Equity	$1,123,482	52,814	33,784	420,962	184,252	94,447	(30,591)	1,879,150
Three months ended June 30, 2010:
Revenues from unaffiliated customers	$331,619	41,675	18,621	876,070	172,869	75,916	—	1,516,770
Transfers between geographic areas	25,429	2,346	4,231	8,158	10,429	3,894	(54,487)	—
Total revenues	$357,048	44,021	22,852	884,228	183,298	79,810	(54,487)	1,516,770
Net revenues	$163,036	19,424	12,729	137,328	64,054	22,287	—	418,858
Operating income	$52,516	5,572	3,787	56,134	14,888	5,599	—	138,496
Identifiable assets	$1,324,522	85,645	46,951	553,173	394,430	134,715	7,106	2,546,542
Capital expenditures	$3,366	149	357	1,424	2,231	591	—	8,118
Depreciation and amortization	$4,848	353	211	1,861	1,225	612	—	9,110
Equity	$1,047,968	46,978	22,232	338,102	134,216	77,541	(32,229)	1,634,808

	UNITED STATES	OTHER NORTH AMERICA	LATIN AMERICA	ASIA PACIFIC	EUROPE and AFRICA	MIDDLE EAST and INDIA	ELIMI- NATIONS	CONSOLI- DATED
Six months ended June 30, 2011:
Revenues from unaffiliated customers	$767,911	91,663	41,469	1,544,480	443,335	153,358	—	3,042,216
Transfers between geographic areas	49,938	5,465	10,841	19,353	22,062	8,709	(116,368)	—
Total revenues	$817,849	97,128	52,310	1,563,833	465,397	162,067	(116,368)	3,042,216
Net revenues	$359,537	42,282	30,260	292,104	152,753	49,540	—	926,476
Operating income	$111,486	11,550	9,249	120,980	34,584	11,656	—	299,505
Identifiable assets	$1,411,881	91,678	58,396	678,668	479,852	155,503	2,026	2,878,004
Capital expenditures	$7,380	608	300	9,334	19,587	1,026	—	38,235
Depreciation and amortization	$9,911	580	533	3,816	2,526	1,065	—	18,431
Equity	$1,123,482	52,814	33,784	420,962	184,252	94,447	(30,591)	1,879,150
Six months ended June 30, 2010:
Revenues from unaffiliated customers	$618,555	77,287	34,917	1,513,258	334,714	139,148	—	2,717,879
Transfers between geographic areas	44,172	4,155	7,892	15,268	18,362	7,470	(97,319)	—
Total revenues	$662,727	81,442	42,809	1,528,526	353,076	146,618	(97,319)	2,717,879
Net revenues	$309,941	35,846	24,247	244,437	123,977	42,233	—	780,681
Operating income	$90,690	9,471	7,318	94,892	26,742	9,924	—	239,037
Identifiable assets	$1,324,522	85,645	46,951	553,173	394,430	134,715	7,106	2,546,542
Capital expenditures	$7,840	325	634	2,114	3,452	1,335	—	15,700
Depreciation and amortization	$9,870	706	416	3,757	2,537	1,219	—	18,505
Equity	$1,047,968	46,978	22,232	338,102	134,216	77,541	(32,229)	1,634,808

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